REGENCY TOWERS, 1415 W. 22ND ST., OAK BROOK, ILLINOIS 60523
FOR IMMEDIATE RELEASE
INVESTOR CONTACT
Dave Janek
(630) 954-2000
MEDIA CONTACT
John Segvich
(630) 954-2000
Federal Signal to present at Goldman Sachs Capital Goods Conference
OAK BROOK, Ill., November 1, 2006 — Federal Signal Corporation (NYSE: FSS) announced today that Robert D. Welding, president and chief executive officer, and Stephanie K. Kushner, vice president and chief financial officer, will speak to investors at the Goldman Sachs Capital Goods Conference in New York City on Wednesday, November 1, 2006.
Investors will be able to access the presentation from http://www.federalsignal.com on Wednesday, November 1, 2006. The presentation will also be filed as Form 8-K.
About Federal Signal Corporation
Federal Signal Corporation (NYSE: FSS) is a global leader in advancing security and well-being for communities and workplaces around the world. The company manufactures a broad range of safety and signaling products, and fire rescue and environmental vehicles that help protect people, property and the environment. Federal Signal’s leading brands include Bronto(R), Elgin(R), E-ONE(R), Federal APD(R), Federal Signal(R), Guzzler(R), Jetstream(R) and Vactor(R). In addition, Federal Signal operates a consumable industrial tooling business that includes the leading CLAPPDiCO(R), Dayton Progress(R), Manchester(R) and PCS(R) brands. Federal Signal was founded in 1901 and is based in Oak Brook, Illinois. To learn more about Federal Signal Corporation visit www.federalsignal.com.

Safe Harbor
Investment Appeal
FSS Overview
Federal Signal Today
Market Diversity
FSS Orders By Market Segment
Foundation For a New Vision
Our Vision
Our Mission
Municipal and Workplace Security and Well-Being
Product Leadership
Growth Strategies
Enabling Strategies
Safety Products Group
Fire Rescue Group
Environmental Products Group
Tool Group
Financial Overview
2006 Outlook
Long-Term Targets
Federal Signal
Safe Harbor
The Emerging Security Space
Federal Signal

Federal Signal:
Advancing Security and Well-Being

Safe Harbor
This presentation contains various forward-looking statements as of the date hereof and the Company undertakes no obligation to update these statements regardless of new developments or otherwise. Statements in this presentation that are not historical are forward-looking statements. These risks and uncertainties, some of which are beyond the company’s control, include the cyclical nature of the company’s industrial and municipal markets, technological advances by competitors, the Company’s ability to improve its operating performance, risks associated with the execution of planned plant closures, increased warranty and product liability expenses, risks associated with supplier and other partner alliances, changes in cost competitiveness including those resulting from foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive environment.
November 1, 2006

Investment Appeal
Strong brands
Diverse markets
Improving margins
Strengthening balance sheet
Growth opportunities –self funding
Economic Value key performance measurement
New vision focused on sustainable profitable growth

FSS Overview
Key Statistics
5,500 employees $1.2 billion in revenue
Stock trades on NYSE as FSS
Key Competitive Advantages
Rich 100+ year history of product leadership
Strong brand recognition: #1 or #2 in most markets
High-priority products in municipal and industrial markets
Well developed distribution channels Disciplined, focused management team

Federal Signal Today
Environmental Fire Safety
Tool Products Rescue Products Group Group Group Group
$348 million $371 million $277 million $162 million * 2005 Revenues 5

Market Diversity
Segment Revenues Customer Orders $1.2 billion $1.1 billion
Environmental U.S.-Industrial
Safety and Commercial Non-U.S. 30% 24% 27% 31%
Fire Rescue Tool 14% U.S.-Municipal 32% and Government 42%
2005

FSS Orders By Market Segment
45 40 35
30 6-month average ($ millions) 25 20
15
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep 03 03 03 03 03 03 03 03 03 03 03 03 04 04 04 04 04 04 04 04 04 04 04 04 05 05 05 05 05 05 05 05 05 05 05 05 06 06 06 06 06 06 06 06 06
US Municipal/Government US Industrial/Commercial Non-US
7

Foundation For a New Vision

		PREVENT (An Incident)	RESPOND (To An Incident)	RECOVER (From An Incident)	MAINTAIN (Safe Conditions)
PROTECT	PEOPLE	Mine lighting Sewer cleaners Police Sweepers Parking systems	Mine lighting Police Outdoor Warning Systems Integrated Warning Systems	Police Fire rescue vehicles Amber	
	PROPERTY	Sewer cleaners Police Parking systems	Police	Police Fire rescue vehicles	Water blasters Vacuum trucks
	ENVIRONMENT	Sweepers Sewer cleaners	Outdoor Warning Systems	Vacuum trucks Fire rescue vehicles	Sweepers Sewer cleaner

8
FEDERAL SIGNAL CORPORATION

our vision The leader in advancing security and well-being for communities and workplaces around the world.

Our Mission We serve organizations that protect people, property and the environment.
We listen to customers and imagine ways to help them address emerging needs.
We create innovative solutions drawing upon the talent of our employees and a rich portfolio of products and services.
We deliver superior growth in economic value.

Municipal and Workplace Security and Well-Being
11

Product Leadership: Our Primary Strategic Thrust
A comprehensive enterprise strategy
Shapes every plan and decision we make
Colors the entire organization —from
competencies; to culture; to business priorities
12

Growth Strategies

Enabling Strategies

Safety Products Group — *Continued Growth*





	Emergency Products	Electrical Products	Parking Products
Products	Lightbars, beacons, sirens and speakers	Beacons, horns, outdoor warning sirens, communications systems, mining and marine hazardous area lighting	Gates, ticket dispensers, cash registers, card readers, software
Customers	Police and fire departments, ambulance services, DOTs, utilities, tow truck operators	Industrial plants, petrochemical plants, ship/rig builders, coal mines, municipalities, nuclear plants, military bases	Parking operators, airports, municipalities, shopping centers, universities, hospitals, hotels
Channels	Police and truck equipment distributors, catalog houses, installers, OEMs, direct	Electrical wholesalers, catalog houses, OEMs, direct	Parking equipment distributors, direct
Competitors	Whelen, Code 3, Ecco	Edwards/GE, Gaitronics/Hubbell, Crouse-Hinds/Cooper, Whelen	Amano, Ascom, Scheidt & Bachman, SkiData

15
FEDERAL SIGNAL CORPORATION

Safety Products Group
Overview/Outlook
Sales vs. Operating Margin
Recent leadership change
350 20 Solid market positions and financial
$ %
300 $277 performance
$247 16
16.2%
250 16.3% 12.9% New product development pipeline
13.5% 12
200 $222
$205 Global expansion
150
8 “Whitespace”—large airport parking 100 systems, water/waste water 4 management systems, integrated
0 0 security systems, others to come
2004 2005 YTD YTD
3Q05 3Q06
Sales ($M)
Operating Margin (%)
* Includes a $6.7 M gain from product-line sales in Q305.

Fire Rescue Group — *Accelerating*






	Rescue and Homeland Security	Pumper and Tanker	ARFF Apparatus	Aerial Fire Apparatus
Products	Custom and commercial rescues for command/ operation centers, bomb trucks, HazMat	Custom and commercial pumpers and tankers for municipal and industrial markets	Apparatus designed for rapid attack and intervention for aircraft or airfield events	Aerial waterway, ladders, traditional and articulated devices
Customers	Cities, Counties, States, Federal Government	Cities, Counties, States, Refineries	Airports and Military Airbases	Cities, Counties, States, Refineries
Channels	Dealer Network	Dealer Network and Direct Sales	Direct Sales	Dealer Network
Competitors	Pierce / LDV, SVI, ALF	Pierce, Rosenbauer, ALF	Oshkosh, Rosenbauer	ALF, Pierce, KME Rosenbauer

17
FEDERAL SIGNAL CORPORATION

Fire Rescue Group
Overview/Outloo k
Sales vs. Operating Margin
$ 450 Recognized brands and broad
19 % product offering
400 $361 $377 350 15 Stable markets with growth 300 potential
11
250 $263 $261 Established and expanding
7
200 distribution 150 3
1.0%
-0.5% Improving economies of scale and
100 -0.9%
-1 market diversification
50
0 -5.1% -5 Growth opportunities for E-ONE 2004 -5.1% 2005 YTD YTD and Bronto apparatus
3Q05 3Q06
Operational improvements equate
Sales ($M)
to margin growth over time
Operating Margin (%)
Operating margin excludes adverse impact of restructuring cost

Fire Rescue Group Continuous Improvement Update
Key performance indicators continue to show favorable trends —throughput, lead times, hours per unit, build quality, primary working capital, days sales outstanding, etc.
Cost-reduction initiatives — being realized, more to come
Margin growth from operational improvements and strategic transition
Strengthening, enabling and expanding distribution
EzOne configurator rollout — on-schedule, providing immediate benefits
Transforming product management/engineering to energize product leadership focus
Stable backlog with production essentially filled for 2006
E-ONE brand —loyal customer base, attracting new customers

Environmental Products Group — *Expanding Opportunities*



	Sweepers	Vacuum Trucks — Municipal	Vacuum Trucks — Industrial	Water Blasters
Products	Street, parking lot and industrial sweepers	Sewer and catch basin cleaners, glycol recovery vehicles, hydro excavating vehicles	Vacuum loaders that clean up industrial waste or recover and recycle valuable raw materials	Water blasters that clean and prepare industrial surfaces
Customers	Contractors, cities, counties, states, airports	Contractors, cities, counties, states, airports	Industrial contractors, plants and rental houses	Industrial contractors, plants and rental houses
Channels	Dealers, direct	Dealers	Direct	Direct, distributors
Competitors	Schwarze, Tymco, Allianz	VacCon, Super Products, Clean Earth, Aquatech	Super Products, GapVax, VacCon, Clean Earth	NLB, Gardner Denver, Woma, Hammelman

20

FEDERAL SIGNAL CORPORATION

Environmental Products Group
Overview/outlook:
Sales vs. Operating Margin
$ 400 16 % Certain Leach refuse assets sold
350
$348 International growth opportunities 300 12
$295 $297 Federal Signal Shanghai won
250 9.2%
8.5% its first order for refuse truck 200 8.6% $259 8 bodies for the local Chinese
8.3%
150 market
100 4 50
0 0 2004 2005 YTD YTD
3Q05 3Q06
Sales ($M)
Operating Margin (%)

Tool Group — Expanding Globally
Die & Mold Tooling Cutting Tools Products Punches, pins, Milling inserts, grooving components, retainers, inserts, cut-off tools, grooving matrices, mold bases tools, insert type drilling
Customers Automotive OEMs, Automotive OEMs, tier 1 injection molders, suppliers, small engine diecasters manufacturers, aerospace, pumps and compressors
Channels Industrial distributors, Industrial distributors, direct industrial catalogs, direct Competitors OME, Progressive, Kennametal, Sandvik, Iscar Misumi, Husky, Anchor Danly
22

Tool Group
Sales vs. Operating Margin Overview/outlook:
$ 200 20% New leadership focused on 180 profitable growth with increased
160 $162 16
$161 NA market share
140 120 10.3% 12 Global expansion
10.2% 10.4% 8.8%
100 $122 $122
80 8 60
40 4 20
0 0 2004 2005 YTD YTD
3Q05 3Q06
Sales ($M)
Operating Margin (%)
23

Financial Overview

2006 Outlook 2005 2006
Revenue Op Margin % Revenue Op Margin 3-5 Year Outlook
EPG 348 8.3% + 10-14% 8-9% Margin stable 8-9% FRG 371 0.9% + 3-4% <2.5% Gradual improvement to 9-10% SPG 277 16.3% + 9-10% 13-13.5% 2005 product-line gain — 2.5% modest margin upside Tool 162 10.3% Flat 9-10% Continued margin recovery FSS 1157 6% + 6-8% 6-7% Target 10% operating margin

In Ten Years ... 15% ROIC Triple revenue Strong balance sheet
10% operating margin Commensurate share price
26

Federal Signal . . .
The leader in advancing security and well-being for
communities and workplaces around the world.

Advancing security and well-being every day.
Robert D. Welding President and CEO November 1, 2006

Safe Harbor
This presentation contains various forward-looking statements as of the date hereof and the Company undertakes no obligation to update these statements regardless of new developments or otherwise. Statements in this presentation that are not historical are forward-looking statements. These risks and uncertainties, some of which are beyond the company’s control, include the cyclical nature of the company’s industrial and municipal markets, technological advances by competitors, the Company’s ability to improve its operating performance, risks associated with the execution of planned plant closures, increased warranty and product liability expenses, risks associated with supplier and other partner alliances, changes in cost competitiveness including those resulting from foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive environment. November 1, 2006

The Emerging Security Space
An uncertain world
A fragmented $60B global market
Growing at the rate of 8-9% per year
Customers desire integrated solutions... Federal Signal brings it all together

Federal Signal
Intelligent Municipal Security Solution
New Federal Signal Solutions
hm s orit Alg ar e oftw
& S Command Video/Thermal & Control
Algorithms
Climate
& Software
Sensors CBNRE
Magnetic Field Analyze Prevent, Warn, Recover, Sense Respond Maintain Traditional Federal Signal Products

Federal Signal Integrated Security Systems
Customer Example
Qatargas
What Customers Want
Fail-safe communications for government and industrial installations
Technology
Self-healing fiber-optic ring
A scaleable, redundant network solution

Federal Signal All-Hazard Warning Systems
Customer Example
State of Washington
What Customers Want
Tsunami warning
Technology
Pre-recorded and live broadcasting capability
Activation and management via satellite

Federal Signal E-ONE Command and Control Vehicles
Customer Example
City of Chicago
What Customers Want
Mobile emergency operations
Highlights
State-of-the-art communications tools
A custom fully integrated truck body and chassis

Federal Signal Bronto Aerial Devices
Customer Example
Maes Hoogwerkers, Belgium
What Customers Want
Access to challenging industrial and rescue environments
Technology
Bronto product line can reach up to 331 feet
Remote diagnostics

The leader in advancing security and well-being for communities and workplaces around the world.